UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 29, 2025

Date of Report: (Date of earliest event reported)

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-09761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2850 Golf Road, Rolling Meadows, Illinois 60008, (630) 773-3800

(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AJG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On January 30, 2025, Arthur J. Gallagher & Co. (the Company) issued a press release setting forth the Company’s financial results for the quarter and full year ended December 31, 2024 (the Earnings Release). A copy of the Earnings Release is attached hereto as Exhibit 99.1.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year.

On January 29, 2025, the Board of Directors (the Board) of the Company approved and adopted amended and restated bylaws, effective immediately, to reflect the amendments summarized below (as so amended and restated, the Amended and Restated Bylaws).

Among other things, the amendments effected by the Amended and Restated Bylaws: (i) clarified who can serve as chairman at meetings of stockholders and the meeting chairman’s scope of authority (Sections 2.4 and 2.10); (ii) narrowed and otherwise clarified certain informational requirements applicable to all director nominees (Section 2.9); (iii) deleted the requirement to provide a description of any performance-related fees (Section 2.10); and (iv) added flexibility to approve bylaw amendments via written consent (Section 11.1).

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

In connection with the filing of the Earnings Release, the Company made materials entitled “Supplemental Quarterly Data” and “CFO Commentary” available through the investor relations page of its website. The CFO Commentary includes certain estimates relating to 2025 and other future results.

Item 9.01.	Financial Statements and Exhibits

3.1	Amended and Restated Bylaws of Arthur J. Gallagher & Co.

99.1	Press release, dated January 30, 2025, issued by Arthur J. Gallagher & Co.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: January 30, 2025	By:	/s/ Douglas K. Howell
Douglas K. Howell
Vice President and Chief Financial Officer